UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 5, 2005

                            2-TRACK GLOBAL, INC.
             (Exact name of registrant as specified in its charter)

            Nevada                   333-89208               41-2036671
(State or Other Jurisdiction      (Commission File          (I.R.S. Employer
      of Incorporation)                Number)           Identification Number)

               35 Argo House, Kilburn Road, London, U.K. NW6 5LF

              (Address of principal executive offices) (zip code)

                                 011-44-20-7644-0472

              (Registrant's telephone number, including area code)

                                   Copies to:
                                Roger Linn, Esq.
                       WEINTRAUB GENSHLEA CHEDIAK SPROUL
                           400 Capitol Mall, 11th Floor
                              Sacramento, CA 95814

                                  (916) 558-6064
                                  (916) 446-1611


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into s Material Definitive Agreement.

      2-Track Ltd., a U.K. susidiary of 2-Track Global Inc., entered into an agreement with Cheng Holin Technology ("Chengholin") in Taiwan that both companies will collaborate to further develop the PRISMS technology by developing a solution for tracking primarily Fleet Vehicle and associated assets, known as "Condor".

In return for Chengholin agreeing to make its iTrack source code including but not limited to every relevant information and agreeing to pay 2-Track $5,000, 2-Track has agreed to design, develop and test Firmware and Chengholin has agreed to design hardqare, test and manufacture prototyupes of the product.

Upon completion of the new firmware, Chengholin will be the sole manufacturer for the iTrack units for 2-Track.

A firmware and any new IP arising from it during the time shall be owned by Chengholin. Chengholin will grant unlimited use of IP to 2-Track to modify or to devlop products.

A party may terminate this agreement forthwith at any time if either party breaches of their obligations.

The Company's press release dated December 6th, 2005, announcing the above agreement is attached here as Exhibit 99.1 to this Current Report on Form 8-K


Exhibit
Number                                    Description
--------------------------------------------------------------------------------

99.13              Press Release - Agreement between 2-Track Ltd. and
                  Cheng Holin Technology

		  Dec. 6, 2005--2-Track Global Inc (TOTG.OB) today announced that it had secured a contract with Cheng Holin Technologies for the design and commercialisation of the company's firmware for the next generation i-Trac products. 2-Track is already in close co-operation with Cheng Holin and the contract strengthens commercial relations between the two companies.
Under the terms of the arrangement, 2-Track repaid a development fee and will share the IP (Intellectual Property).

                                   SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              2-Track Global, Inc.

Dated: December 6, 2005                       By: /s/ Mike Jung
                                                  ------------------------------
                                                  Name:  Mike Jung
                                                  Title: Chief Executive Officer